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                                                                    Exhibit 10.5

                                      PROXY

Principal:      Jun Ning
ID Number:      210202570527647
Address:        Room 201, Ping'an Mansion, No. 23 Financial Street,
                West District, Beijing, China

Agent:          Linhai Ma
ID Number:      210821701020101
Address:        Room 501, Unit 1, Building 13, District 2, Longxi Yunqu Yuan,
                Huilongguan County, Changping District, Beijing, China

       The undersigned, Jun Ning, being a citizen of the People's Republic of China ("PRC"), hereby grants an irrevocable proxy to Linhai Ma to exercise all voting rights as a shareholder of Beijing Fuhua Innovation Technology Development Co., Ltd. ("Fuhua"), including without limitation rights to appoint directors, the general manager and other officers of Fuhua during shareholders' meetings of Fuhua within the term of this Proxy.

       The proxy granted hereby shall be conditioned upon Linhai Ma being a PRC citizen and an employee of China Finance Online Co. Limited ("CFO HK") or China Finance Online (Beijing) Co., Ltd. ("Fortune") and shall be subject to CFO HK's consent. Once Linhai Ma ceases to be an employee of CFO HK or Fortune, or CFO HK delivers a written notice to the undersigned requesting a termination of this proxy, the undersigned shall revoke the proxy granted hereunder immediately and grant the rights and powers provided hereunder to another PRC citizen employed and designated by CFO HK.

       In exercising the rights and powers provided hereunder, Linhai Ma shall act with due care and diligence pursuant to this proxy and applicable laws, shall indemnify and keep the undersigned harmless from any loss or damage caused by any action in connection with the exercise of any rights provided hereunder (unless such loss or damage is caused by any intentional or material negligent actions of the undersigned), and shall otherwise be legally and economically liable to the undersigned and Fuhua.

       The term of this Proxy shall be 20 years from the execution date of this Proxy. Unless with written consent by the undersigned to terminate the proxy thirty (30) days in advance, the term of this proxy shall be automatically be renewed for another year.


                         /s/ Jun Ning

                         Jun Ning


                         May 27, 2004